UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1700 West Loop South, Suite 1500
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 623-0790
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

In accordance with General Instruction B.2. of Form 8-K and the instructions to this Item 8.01, the following information contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In this Current Report on Form 8-K and in the exhibit included as part of this Current Report, “Cornell,” “we,” “us,” and “our” refer to Cornell Companies, Inc. and its subsidiaries.

On December 1, 2006, Cornell Companies, Inc. issued a press release updating our financial guidance for the fourth quarter and full year, as well as correcting our non-GAAP net income and non-GAAP earnings per diluted share as contained in our November 7, 2006 release of third quarter earnings.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

The press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made.  Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including the risks and uncertainties we discuss in our filings with the Securities and Exchange Commission.  Our filings with the Securities and Exchange Commission are available free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov.  Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise.

Item 9.01               Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 1, 2006, updating financial guidance for the fourth quarter and full year and correcting non-GAAP earnings for the third quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: December 1, 2006

	By:	/s/ Patrick N. Perrin
Patrick N. Perrin
Senior Vice President, Chief Administrative Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release, dated December 1, 2006.